UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 16, 2018

 ANIXTER INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	94-1658138
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
Commission File Number: 001-10212
2301 Patriot Blvd.
Glenview, Illinois 60026
(224) 521-8000
(Address and telephone number of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 16, 2018, Anixter Inc. and its wholly owned subsidiary Anixter Receivables Corporation entered into a Third Amendment to Receivables Facility Credit Agreement to amend that certain credit agreement, dated October 5, 2015, as amended on September 29, 2016 and October 29, 2018, entered into among Anixter Inc., Anixter Receivables Corporation, the financial institutions party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent, which is a receivables based five-year revolving credit facility (the “Receivables Facility Amendment”), to extend the maturity date from October 5, 2020 to November 16, 2023 and to effect certain other amendments as set forth in the Receivables Facility Amendment.

The above description of the Receivables Facility Amendment is qualified in its entirety by reference to the Receivables Facility Amendment, which is attached hereto as Exhibit 10.1, and incorporated into this Item 1.01 by reference.

On November 16, 2018, Anixter Inc., Anixter International Inc. and certain wholly-owned subsidiaries entered into a Third Amendment to Inventory Facility Credit Agreement to amend that certain credit agreement, dated October 5, 2015, as amended on September 29, 2016 and October 29, 2018, entered into among Anixter Inc., Anixter International Inc., certain wholly-owned subsidiaries named as loan parties therein, the financial institutions party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent, which is an asset based lending five-year revolving credit facility (the “Inventory Facility Amendment”), to extend the maturity date from October 5, 2020 to November 16, 2023 and to effect certain other amendments as set forth in the Inventory Facility Amendment.

The above description of the Inventory Facility Amendment is qualified in its entirety by reference to the Inventory Facility Amendment, which is attached hereto as Exhibit 10.2, and incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1
Third Amendment to Receivables Facility Credit Agreement, dated November 16, 2018, by and among Anixter Inc., Anixter Receivables Corporation, the financial institutions party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2
Third Amendment to Inventory Facility Credit Agreement, dated November 16, 2018, by and among Anixter Inc., Anixter International Inc., certain wholly-owned subsidiaries named as loan parties therein, the financial institutions party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANIXTER INTERNATIONAL INC.

November 20, 2018	By:	/s/ Theodore A. Dosch
Theodore A. Dosch
Executive Vice President - Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Third Amendment to Receivables Facility Credit Agreement, dated November 16, 2018, by and among Anixter Inc., Anixter Receivables Corporation, the financial institutions party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2
Third Amendment to Inventory Facility Credit Agreement, dated November 16, 2018, by and among Anixter Inc., Anixter International Inc., certain wholly-owned subsidiaries named as loan parties therein, the financial institutions party thereto, as lenders, and Wells Fargo Bank, National Association, as administrative agent.